Exhibit 99.1

GCO Education Loan Funding Trust - I
Statements to Noteholders
For the period ending July 31, 2007

Pursuant to Article 12.04 of the Indenture of Trust, the following is provided to the trustee by the issuer.  The information shown in this Statement has not been independently verified, however, it is believed that the information is accurate to the best of the issuer’s knowledge.  In some circumstances, certain expenses have been accrued.

12.04 (a)  the amount of payments with respect to each series of Notes paid with respect to principal during the preceding month;

Principal
Class	Reduction
A-1AR Notes	$—
A-3AR Notes	—
A-1L Notes	—
A-4AR Notes	—
A-5AR Notes	—
B-2AR Notes	—
A-2L Notes	—
A-3L Notes	—
A-6AR Notes	—
B-3AR Notes	—
A-4L Notes	—
A-5L Notes	—
A-6L Notes	—
B-4AR Notes	—
A-7L Notes	—
A-8L Notes	—
A-9L Notes	—
A-10L Notes	—
A-11L Notes	—
$—

12.04 (b)  the amount of payments with respect to each series of Notes paid with respect to interest during the preceding month;

Class	Interest Paid
A-1AR Notes	$—
A-3AR Notes	—
A-1L Notes	—
A-4AR Notes	141,530
A-5AR Notes	246,867
B-2AR Notes	66,889
A-2L Notes	—
A-3L Notes	—
A-6AR Notes	405,611.11
B-3AR Notes	105,000
A-4L Notes	—
A-5L Notes	—
A-6L Notes	—
B-4AR Notes	133,155.56
A-7L Notes	—
A-8L Notes	—
A-9L Notes	—
A-10L Notes	—
A-11L Notes	—
$1,099,053

12.04 (c)  the amount of the payments allocable to any interest that was carried over together with the amount of any remaining outstanding interest that was carried over;

Interest Carryover	$—

12.04 (d)  the principal balance of Financed Student Loans as of the close of business on the last day of the preceding month;

Principal Balance of Financed Student Loans	$2,290,990,093

12.04 (e)  the aggregate outstanding principal amount of the Notes of each series as of the close of business on the last day of the preceding month, after giving effect to payments allocated to principal reported under paragraph (a) above;

Class	Balance
A-1AR Notes	$—
A-2AR Notes	—
A-3AR Notes	—
B-1AR Notes	—
A-1L Notes	43,871,000
A-4AR Notes	28,600,000
A-5AR Notes	60,000,000
B-2AR Notes	8,000,000
A-2L Notes	97,750,000
A-3L Notes	235,000,000
A-6AR Notes	100,000,000
B-3AR Notes	25,000,000
A-4L Notes	140,974,000
A-5L Notes	171,000,000
A-6L Notes	245,000,000
B-4AR Notes	32,000,000
A-7L Notes	90,000,000
A-8L Notes	372,000,000
A-9L Notes	143,000,000
A-10L Notes	234,000,000
A-11L Notes	303,600,000
$2,329,795,000

12.04 (f)  the interest rate for any series of variable rate Notes, indicating how such interest rate is calculated;

Class	Rate
A-1AR Notes	0.000%
A-3AR Notes	0.000%
A-1L Notes	5.460%
A-4AR Notes	5.100%
A-5AR Notes	5.288%
B-2AR Notes	5.400%
A-2L Notes	5.390%
A-3L Notes	5.440%
A-6AR Notes	5.250%
B-3AR Notes	5.360%
A-4L Notes	5.390%
A-5L Notes	5.480%
A-6L Notes	5.510%
B-4AR Notes	5.350%
A-7L Notes	5.390%
A-8L Notes	5.490%
A-9L Notes	5.520%
A-10L Notes	5.550%
A-11L Notes	5.590%

12.04 (g)  the amount of the servicing fees allocated to the Servicer as of the close of business on the last day of the preceding month;

Servicing fees	Fees paid
Master servicing fees	2,500
Sub-servicing fees	199,327

12.04 (h)  the amount of the Administration Fee, any auction agent fees, market agent fees, calculation agent fees, broker-dealer fees, if any, fees paid to the Delaware Trustee, the Indenture Trustee and the Eligible Lender Trustee, all allocated as of the close of business on the last day of the preceding month;

Program Expenses	Fees Paid
Administration fee	2,500
Auction agent fees	—
Market agent fees (not applicable)	—
Calculation agent fees (not applicable)	—
Broker-dealer fees	34,193
Fees paid to Delaware Trustee	—
Fees paid to Indenture Trustee/Eligible Lender Trustee	—

12.04 (i)  the amount of the Recoveries of Principal and interest received during the preceding month relating to Financed Student Loans;

Recoveries	$13,229,455	4,618,013	17,847,468

Of the total amount recovered above, $1,626,003.15 was in-transit as of 07-31-07, and was received in early August.

12.04 (j)  the amount of the payment attributable to amounts in the Reserve Fund, the amount of any other withdrawals from the Reserve Fund and the balance of the Reserve Fund as of the close of business on the last day of the preceding month;

	Balance	Withdrawals
Reserve Fund	$17,899,935	—

Acquisition Fund:

12.04 (k)  the portion, if any, of the payments attributable to amounts on deposit in the Acquisition Fund;

$—
Total	$—

12.04 (l)  the aggregate amount, if any, paid by the Indenture Trustee to acquire Student Loans from amounts on deposit in the Acquisition Fund during the preceding month;

$—

12.04 (m)  the amount remaining in the Acquisition Fund that has not been used to acquire Student Loans and is being transferred to the Revenue Fund;

$—

12.04 (n)  the aggregate amount, if any, paid for Financed Student Loans purchased from the Trust during the preceding month;

Loans Sold From the Trust	$—

12.04 (o)  the number and principal amount of Financed Student Loans, as of the close of business on the last day of the preceding month, that are (i) 0 to 30 days delinquent, (ii) 31 to 60 days delinquent, (iii) 61 to 90 days delinquent, (iv) 91 to 120 days delinquent, (v) greater than 120 days delinquent and (vi) for which claims have been filed with the appropriate Guarantee Agency and which are awaiting payment;

Delinquencies	Number	Principal
0 - 30 days *	1,267	$31,098,319
31 - 60 days	1,453	46,334,956
61 - 90 days	673	22,761,391
91 - 120 days	485	16,889,181
Over 120 days	1,388	42,940,221
Claims filed	422	9,832,108
	5,688	$169,856,177

* Two (2) subservicers do not provide information on delinquent loans that may fall in the 0 - 30 day catergory.

12.04 (p)  the Value of the Trust Estate and the Outstanding principal amount of the Notes as of the close of business on the last day of the preceding month; and

Value of the Trust Estate	Balance	Accrued Interest	Total
Revenue Fund (Including Capitalized Interest	$48,458,182	$144,746	$48,602,928
Account)
Reserve Fund	17,899,935	79,356	17,979,291
Acquisition Fund	—	0	0
Redemption Fund	—	3	3
Student Loan Receivable	2,290,990,093	32,557,413	2,323,547,506
Total	$2,357,348,210	$32,781,518	$2,390,129,728

Class	Balance	Accrued Interest	Total
A-1AR Notes	$—	$—	$—
A-2AR Notes	—	—	—
A-3AR Notes	—	—	—
B-1AR Notes	—	—	—
A-1L Notes	43,871,000	445,802	44,316,802
A-4AR Notes	28,600,000	4,052	28,604,052
A-5AR Notes	60,000,000	70,507	60,070,507
B-2AR Notes	8,000,000	1,200	8,001,200
A-2L Notes	97,750,000	980,568	98,730,568
A-3L Notes	235,000,000	2,379,244	237,379,244
A-6AR Notes	100,000,000	87,500	100,087,500
B-3AR Notes	25,000,000	104,222	25,104,222
A-4L Notes	140,974,000	1,414,165	142,388,165
A-5L Notes	171,000,000	1,744,010	172,744,010
A-6L Notes	245,000,000	2,512,407	247,512,407
B-4AR Notes	32,000,000	99,867	32,099,867
A-7L Notes	90,000,000	902,825	90,902,825
A-8L Notes	372,000,000	3,800,910	375,800,910
A-9L Notes	143,000,000	1,469,087	144,469,087
A-10L Notes	234,000,000	2,417,025	236,417,025
A-11L Notes	303,600,000	3,158,536	306,758,536
	$2,329,795,000	$21,591,927	$2,351,386,927

Value of the Trust Estate:
Student Loans - unpaid principal			$2,290,990,093
Student Loans - accrued interest/special allowance			32,557,413
Funds held on deposit			66,358,116.54
Funds held on deposit - accrued interest			224,105
Total			$2,390,129,728

Unpaid principal balance of Notes Outstanding			$2,329,795,000
Unpaid principal balance of Senior Notes Outstanding			$2,264,795,000

Parity - Notes Outstanding			102.59%
Parity - Senior Notes Outstanding			105.53%

12.04 (q)  the number and percentage by dollar amount of (i) rejected federal reimbursement claims for Financed Student Loans, (ii) Financed Student Loans in forbearance, and (iii) Financed Student Loans in deferment.

	Number	Principal	%
Rejected federal reimbursement claims	—	$—	0.00%
Financed Student Loans in forbearance	4,504	221,136,211	9.65%
Financed Student Loans in deferment	9,067	376,798,840	16.45%